UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23758

EAGLE POINT INSTITUTIONAL INCOME FUND

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o EAGLE POINT INSTITUTIONAL INCOME FUND

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

The Annual Report to shareholders of Eagle Point Institutional Income Fund (the “Company”) for the year ended December 31, 2023 is filed herewith.

EAGLE POINT
INSTITUTIONAL INCOME

2023
ANNUAL REPORT
EAGLE POINT INSTITUTIONAL INCOME FUND

Eagle Point Institutional Income Fund

Annual Report – December 31, 2023

Letter to Shareholders and Management Discussion of Fund Performance

February 27, 2024

Dear Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Institutional Income Fund (“we,” “us,” “our,” or the “Fund”) for the year ended December 31, 2023.

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Fund, organized as a Delaware statutory trust, offers its shares of beneficial interest (“Shares”) to investors on a continuous basis at the Fund’s Net Asset Value (“NAV”) per share plus any applicable sales charges. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

The Adviser has significant expertise in CLO investing, nearly 60 years of combined CLO industry experience among the senior investment team, and over $9.1 billion of assets under management (including undrawn capital commitments and non-CLO strategies)1 as of December 31, 2023. The Fund was formed by the Adviser in order to provide investors with access to institutional credit investment strategies in a continuously offered, SEC-registered and non-traded format.

In 2023, we:

■	Generated a total return of 12.3% for the year;[2] since inception, the Fund has produced a total return of 17.2% through a combination of income distributions and capital appreciation.

■	Made consistent monthly distributions to shareholders, paying an aggregate $0.908 per share during 2023, and generating a 9.1% annualized distribution rate.[3]

■	Preserved capital with the Fund’s NAV per share increasing to $10.23 as of December 31, 2023 from $9.97 as of December 31, 2022.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

■	Generated GAAP Net Investment Income (“NII”) of $1.40 per weighted average share[4].

■	Managed the Fund’s CLO equity portfolio with a weighted average effective yield of 22.83%[5], while maintaining a healthy weighted average remaining reinvestment period for the Fund’s CLO equity portfolio of 3.4 years as of December 31, 2023, which is 13% higher than the market average of 1.6 years.

■	Received strong and consistent cash flows from our investment portfolio in excess of expenses and common stock distributions.

■	Increased scale with $49.1 million of the Fund’s net assets at year end, more than doubling the Fund’s size since June 30, 2023.

The strong performance of our investment portfolio during 2023 resulted in NII and realized capital gains of $3.8 million and a cumulative $2.4 million in common distributions paid to shareholders, representing 159% distribution coverage with NII and realized capital gains.

As of year end, the Fund’s investment portfolio consisted of 40 CLO equity investments and 4 CLO debt investments. Importantly, all of the Fund’s investments were also co-investments made by other accounts managed by the Adviser. To the extent that the Fund (and such funds and accounts) owns a majority position in the equity tranche, our Adviser has the ability to exercise certain protective rights over the CLO vehicle (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) that may reduce our risk in these investments and/or enhance our economics.

We believe our investment portfolio continues to have the potential for further meaningful upside. For 2023, the cash generation of the Fund’s CLO equity portfolio was steady and robust, with an annualized cash-on-cash return of 23.3%, providing the Fund with valuable dry powder to deploy into today’s dislocated prices.6

During 2023, the Fund raised $33.9 million through sales of shares and reinvestment of distributions. The Fund intends to increase shareholders’ equity by raising capital under the Fund’s continuous offering program. The Adviser provided substantial support to the Fund during 2023 by paying certain organizational and offering expenses, as well as limiting the Fund’s operating expenses. The Adviser has not collected any base management or incentive fees since the Fund’s inception. The Fund had no debt on the balance sheet as of December 31, 2023, though we are considering deploying leverage in 2024 which we believe could increase the total return to common shareholders.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

We also want to highlight the Fund’s distribution reinvestment plan for shareholders. This plan allows shareholders to have their distributions automatically reinvested into new Shares at the NAV per share. We encourage all shareholders to carefully review the terms of the plan. See “Distribution Reinvestment Plan” in the enclosed report.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

Market Overview7

Loan Market

Despite a few periods of considerable volatility in 2023, the Broadly Syndicated Loan (“BSL”) Market market capped off its strongest year since 2009. The Credit Suisse Leverage Loan Index8 (“CSLLI”) recorded a total return of 13.04% in 2023. Firming BSL prices, higher floating rate coupons, and below average loan default levels drove performance through most of the year, as demand from investors seeking yields amidst the higher-for-longer environment overshadowed intermittent risk-off periods during the year. From November into year end, economic data pointed investors towards a “soft landing” – or even “no landing” – scenario, igniting a broad rally across debt markets, including BSLs and CLOs.

Average BSL prices finished 2023 at 95.32. This is an increase from 91.89 at the beginning of the year, but still below pre-Ukraine war levels. As such, with a significant share of high-quality issuers still trading at discounted prices, we believe this represents a path to further upside. Additionally, markets like these allow CLO collateral managers to improve underlying loan portfolios through relative value swaps.

The trailing 12-month average default rate ended 2023 at 1.53%. This compares to 0.72% for 2022 but remains comfortably below the long-term average of 2.70%.9 The Fund’s underlying portfolio has a materially lower default exposure at only 0.23%. According to JP Morgan, default activity for December 2023 was the lowest since October 2022, highlighting that while higher costs are impacting many BSL issuers, their fundamentals are holding up well. Indeed, third quarter earnings show continued growth in issuers’ revenue and EBITDA, helping to offset the effects of rising rates.

Refinancing activity by BSL issuers increased on a year-over-year basis, accounting for over 58% of 2023’s new supply volume, compared to 26% in 2022. The 12-month trailing loan repayment rate increased to nearly 17.6% in December, its highest monthly level for the year. With only 7% of the outstanding loan market at year end set to mature prior to 2026, the often-feared maturity wall has been pushed out: debt coming due in 2025 was cut down by 58% in 2023 to $83.1 billion, and 2026 maturities were reduced by 26% to $175 billion. Only 4.07% of the loan portfolios underlying our CLO equity positions mature prior to 2026.

For 2023, mutual funds and ETFs investing in U.S. leveraged loans experienced net outflows of $17 billion, compared to net outflows of $13 billion in 2022.10 The high-yield mutual fund/ETF market, by comparison, recorded $7 billion of net outflows in 2023 after recording $49 billion of net outflows in 2022. While these are significant sums of money, they represent a small fraction of the overall $1.4 trillion BSL market.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

A notable dynamic that picked up steam during the second half of the year was the trend of stressed BSLs being prepaid and refinanced into new facilities from private credit funds and business development companies (“BDCs”). Due to the sheer amount of capital raised for private credit, we even saw CCC-rated loans getting paid off at par as companies refinanced their BSL debt in the private credit market. The prepayment of CCC-rated loans allows reinvesting CLOs to redeploy capital into higher quality discounted loan issues. This has been a good trend for CLOs and if it continues into 2024, as we expect, the potential reduction of tail risk is net positive for CLOs. Overall, private credit managers refinanced around $16 billion of BSLs in 2023, according to LCD Pitchbook.

CLO Market

The CLO market saw $116 billion of new CLO issuance in 2023, according to LCD Pitchbook. Wide liability spreads and a generally unattractive CLO equity arbitrage did little to deter the less economically sensitive captive CLO funds from issuing CLOs. We believe due to the misalignment of incentive, many CLO issuers with captive CLO funds are willing to accept suboptimal CLO equity returns in order to generate new fee streams for themselves. Of the 208 new BSL CLOs issued during the year, we estimate over 80% were supported by captive CLO funds, while economically sensitive investors like our Adviser focused on the attractive opportunities in the secondary market.

CLO refinancing and reset volumes declined in 2023. Of the $24.6 billion in refinancings and resets across 57 transactions in 2023, $14.7 billion occurred in the last three months of the year, per LCD Pitchbook data, as CLO debt spreads tightened with the year end rally.

By the end of 2023, CLO AAA discount margins averaged approximately 175 basis points over the secured overnight financing rate (“SOFR”), a tightening of 53 basis points since the end of 2022. Though the financing cost of new issue CLOs tightened throughout 2023, liability spreads are still wider than what we view to be attractive. The Funds’s portfolio enjoys a weighted average CLO AAA financing cost of 154 basis points. That said, while we believe that most current CLO equity IRRs for new issues do not represent attractive value, some do and we do expect the tightening among primary CLO AAAs spreads will help improve the CLO equity arbitrage in 2024. Indeed, we have recently seen the return of some large AAA investors, providing new sources of demand for AAA tranches.

Additional Information

In addition to the Fund’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Fund makes certain additional financial information available to investors via our website (www.EPIIF.com).

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

About Our Adviser

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO securities and other income-oriented credit investments. As of December 31, 2023, our Adviser had over $9.1 billion of assets under management (inclusive of undrawn capital commitments).1

Subsequent Developments

As of January 31, 2024, the Fund’s NAV per share was $10.37. This represents an increase of 1.4% compared to the NAV per share as of December 31, 2023.

Pursuant to the Fund’s continuous offering, during the period from January 1, 2024 through February 15, 2024, the Fund issued shares for total net proceeds to the Fund of $5.5 million.

For the month of January 2024, the Fund declared and paid a distribution in the amount of $0.078 per share, representing a 9.1% annualized distribution rate3 based on the Fund’s NAV per share of $10.23 as of December 31, 2023.

* * * * *

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.

Thomas Majewski

Chairman and Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance for the year ended December 31, 2023. The views and opinions in this letter were current as of February 15, 2024. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

Notes

[1]	Calculated in the aggregate with certain advisers affiliated with Eagle Point Credit Management LLC.

[2]	Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan. Total return does not include upfront sales charges. Performance reflects certain expense limitation and fee waiver arrangements in effect during the periods shown. Absent these arrangements, the Fund’s performance would have been lower. Certain expenses paid by Eagle Point Credit Management or its affiliates on the Fund’s behalf are subject to reimbursement by the Fund for up to three years (which reimbursement would have the effect of reducing the Fund’s performance). Past performance is not indicative of, or a guarantee of, future performance.

[3]	Annualized distribution rate reflects distributions paid during the period, annualized, and divided by the average month end NAV per share for the applicable period. The annualized distribution rate is not a guarantee of future returns and future performance may vary. The timing and frequency of distribution payments is not guaranteed. Such variance may be material and adverse, including the potential for full loss of principal and no distributions. In considering returns, investors should bear in mind that historical performance is not a guarantee, projection or prediction and is not indicative of future results. Actual net returns in any given year may be lower than the historical returns. Investment return and principal value of any investment will fluctuate and may be worth more or less than the amount initially invested. Distribution payments are not guaranteed. Distributions may be comprised of any combination of 1) NII and/or 2) net capital gain, and, if the Fund distributes an amount in excess of NII and net capital gains, a portion of such distribution will constitute a return of capital. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution may reduce the amount of investable funds. The actual components of the Fund’s distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Fund and are thereafter reported to shareholders on Form 1099-DIV.

[4]	“Weighted average share” is calculated based on the average daily number of shares outstanding during the period.

[5]	Weighted average effective yield is based on an investment’s amortized cost and expected future cash flows.

[6]	Cash-on-cash return represents the total amount of distributions received from investments for the period over the Fund’s average beginning NAV for the period.

[7]	JPMorgan Chase & Co.; S&P Capital IQ; Pitchbook LCD; Credit Suisse.

[8]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

[9]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.

[10]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2023 reports).

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Institutional Income Fund

This report is transmitted to the shareholders of Eagle Point Institutional Income Fund (“we”, “us”, “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2023. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report

Performance Data1

The following graph shows the performance of a $10,000 investment in the Fund’s shares and the S&P BDC Index for the period from June 1, 2022 (commencement of the Fund’s operations) through December 31, 2023. The performance calculation assumes the purchase of the Fund’s shares at the offering price at the beginning of the period (i.e., at the initial net asset value per share and assuming the maximum sales charge of 6.75%) and the repurchase of those shares at net asset value at the end of the periods shown. Distributions are assumed, for purposes of this calculation, to be reinvested at the Fund’s net asset value under the Fund’s distribution reinvestment plan. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

	Annualized Total Return		Cumulative Total Return
	1 Year	Since Inception	Since Inception
Eagle Point Institutional Income Fund (without sales load)[2]	12.35%	10.53%	17.17%
Eagle Point Institutional Income Fund (with sales load)	4.76%	5.75%	9.26%
S&P BDC Index	27.58%	12.80%	21.02%

Please see footnote disclosure on Page 13.

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics reflected below is as of December 31, 2023. The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity held by the Fund as of December 31, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2023 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Cash: $6.0 million
Number of CLO Securities	44
Number of Collateral Managers	22
Fair Value of CLO Equity Securities	$39.8 million
Fair Value of CLO Debt Securities	$1.6 million

Summary of Underlying Portfolio Characteristics (as of 12/31/2023)[4]
Number of Unique Underlying Loan Obligors	1,283
Largest Exposure to an Individual Obligor	0.67%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	5.41%
Aggregate Indirect Exposure to Senior Secured Loans[5]	97.66%
Weighted Average Market Value of Loan Collateral	97.20%
Weighted Average Stated Loan Spread	3.81%
Weighted Average Loan Maturity	4.6 years
Weighted Average Remaining CLO Reinvestment Period	3.4 years

Notes

[1]	The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The indices shown herein have not been selected to represent a benchmark for a strategy’s performance, but are instead disclosed to allow for comparison of the Fund’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although the Fund is not a BDC, BDCs generally invest in high yielding credit investments, as does the Fund. In addition, similar to the Fund, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders..

[2]	Calculated based on the Fund’s net asset value, which is net of the sales load.

[3]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of as of December 31, 2023.

[4]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity held by the Fund as of December 31, 2023 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to December 2023 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2023 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2023 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Fund as of December 31, 2023.

[5]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.

Consolidated Financial Statements for the Year Ended
December 31, 2023 (Audited)

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statement of Assets and Liabilities
As of December 31, 2023
(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $41,523,238)	$41,380,068
Cash and cash equivalents	5,942,067
Interest receivable	1,747,985
Due from Adviser (Note 4)	1,665,553
Deferred offering costs (Note 4)	308,599
Prepaid expenses	72,896
Total Assets	51,117,168

LIABILITIES
Incentive fee payable	1,074,921
Management fee payable	590,632
Professional fees payable	167,317
Administration fees payable	58,939
Trustee fees payable	53,250
Transfer agent fees payable	11,937
Other expenses payable	12,962
Total Liabilities	1,969,958

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to common stock, 94,000,000 shares authorized, 4,803,369 shares issued and outstanding	$49,147,210

NET ASSETS consist of:
Paid-in capital (Note 5)	$47,038,371
Aggregate distributable earnings (losses)	2,108,839
Total Net Assets	$49,147,210

Shares issued and outstanding	4,803,369

Net asset value per share	$10.23

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Schedule of Investments
As of December 31, 2023
(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
Investments at Fair Value (5)
CLO Debt (6)
Structured Finance
United States
Apidos CLO XXXI	Secured Note - Class E-R, 12.26% (3M SOFR + 6.86%, due 04/15/2031)	06/07/22	$525,000	$491,323	$514,395	1.05%
Barings CLO Ltd. 2022-II	Secured Note - Class E, 13.23% (3M SOFR + 7.84%, due 07/15/2035)	06/21/22	100,000	99,064	99,400	0.20%
CIFC Funding 2017-IV, Ltd.	Secured Note - Class D, 11.76% (3M SOFR + 6.36%, due 10/24/2030)	09/22/22	500,000	435,365	486,950	0.99%
Tralee CLO VII, Ltd.	Secured Note - Class E, 13.03% (3M SOFR + 7.65%, due 04/25/2034)	06/02/22	550,000	490,746	506,220	1.03%
Total CLO Debt				1,516,498	1,606,965	3.27%

CLO Equity (7)(8)
Structured Finance
United States
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 19.75%, maturity 04/15/2035)	01/26/23	600,000	462,433	438,079	0.89%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 29.67%, maturity 07/16/2034)	08/09/23	2,750,000	1,460,591	1,541,299	3.14%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 28.28%, maturity 01/22/2035)	09/05/23	2,400,000	1,444,474	1,513,335	3.08%
Bardot CLO, Ltd.	Subordinated Note (effective yield 42.12%, maturity 10/22/2032) ⁽⁹⁾	11/22/22	275,000	167,558	164,131	0.33%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 21.78%, maturity 07/15/2034)	09/07/22	600,000	439,067	395,363	0.80%
Barings CLO Ltd. 2022-II	Income Note (effective yield 36.10%, maturity 07/15/2072) ⁽⁹⁾	06/21/22	1,000,000	372,603	474,098	0.96%
Battalion CLO XXIII Ltd.	Income Note (effective yield 24.50%, maturity 07/15/2036) ⁽⁹⁾	05/19/22	600,000	427,962	330,115	0.67%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 18.78%, maturity 07/15/2035) ⁽⁹⁾	07/13/22	475,000	390,575	406,022	0.83%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 22.75%, maturity 04/20/2034)	05/31/22	750,000	465,003	415,816	0.85%
Carlyle US CLO 2021-10, Ltd.	Subordinated Note (effective yield 22.62%, maturity 10/20/2034)	08/16/23	1,400,000	906,141	830,806	1.69%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 21.55%, maturity 04/20/2035)	08/15/23	2,775,000	2,018,265	1,956,755	3.98%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 15.37%, maturity 10/15/2036) ⁽⁹⁾	07/06/23	1,000,000	773,088	684,722	1.39%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 21.51%, maturity 01/15/2035)	02/07/23	650,000	474,151	480,610	0.98%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 24.07%, maturity 10/20/2034)	12/14/22	650,000	466,605	499,718	1.02%
CIFC Funding 2022-IV, Ltd.	Subordinated Note (effective yield 20.19%, maturity 07/16/2035)	10/23/23	2,400,000	1,992,000	1,995,619	4.06%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 16.07%, maturity 07/16/2035) ⁽⁹⁾	08/01/22	600,000	479,966	429,184	0.87%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 21.30%, maturity 10/15/2037) ⁽⁹⁾	09/14/23	4,350,000	3,480,168	3,881,773	7.90%
Clover CLO 2021-2, Ltd.	Subordinated Note (effective yield 21.42%, maturity 07/20/2034)	08/09/23	2,150,000	1,462,381	1,512,416	3.08%
Dryden 94 CLO, Ltd.	Income Note (effective yield 23.10%, maturity 07/15/2037) ⁽⁹⁾	04/28/22	3,000,000	2,136,632	1,949,709	3.97%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 22.31%, maturity 04/20/2035)	02/15/23	775,000	589,482	541,868	1.10%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 20.77%, maturity 10/15/2034)	08/08/23	1,985,000	1,453,310	1,310,616	2.67%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 23.42%, maturity 01/15/2035)	09/16/22	650,000	454,285	421,378	0.86%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 23.03%, maturity 04/20/2035)	06/06/23	1,000,000	720,848	779,924	1.59%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 21.32%, maturity 07/17/2035)	04/25/23	650,000	481,932	513,474	1.04%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 18.35%, maturity 10/20/2036)	10/26/23	2,900,000	1,982,150	1,972,450	4.01%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 26.71%, maturity 10/20/2034)	05/31/22	600,000	446,356	494,665	1.01%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 28.47%, maturity 01/21/2035)	04/27/23	800,000	475,035	520,280	1.06%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 24.79%, maturity 04/25/2032)	09/27/22	750,000	452,181	446,242	0.91%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 18.74%, maturity 07/17/2033)	07/27/23	1,300,000	983,125	881,539	1.79%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 25.62%, maturity 04/15/2035)	07/27/23	1,600,000	978,358	927,770	1.89%
Octagon 58, Ltd.	Income Note (effective yield 23.17%, maturity 07/15/2037) ⁽⁹⁾	04/21/22	3,000,000	2,117,977	2,023,866	4.12%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 24.18%, maturity 07/20/2034)	08/07/23	2,275,000	1,465,773	1,528,521	3.11%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 18.94%, maturity 10/20/2034)	06/10/22	650,000	459,391	439,014	0.89%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 24.16%, maturity 07/20/2035)	06/20/23	1,000,000	702,898	789,340	1.61%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 21.55%, maturity 01/20/2035)	02/14/23	700,000	443,841	458,584	0.93%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 22.67%, maturity 01/20/2035)	07/27/23	1,400,000	995,750	985,618	2.01%
RR 23 Ltd.	Subordinated Note (effective yield 19.59%, maturity 10/15/2035)	10/12/23	3,250,000	1,990,625	2,036,964	4.14%
Venture 45 CLO, Ltd.	Subordinated Note (effective yield 23.79%, maturity 07/20/2035)	09/19/22	700,000	513,565	398,554	0.81%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 28.80%, maturity 07/20/2035)	08/15/23	3,118,610	2,061,419	2,029,919	4.13%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 26.81%, maturity 07/20/2035) ⁽⁹⁾	06/03/22	600,000	418,776	372,947	0.76%
Total CLO Equity				40,006,740	39,773,103	80.93%

Total investments at fair value as of December 31, 2023				$41,523,238	$41,380,068	84.20%

Net assets above (below) fair value of investments					7,767,142

Net Assets as of December 31, 2023					$49,147,210

(1) The Fund is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to "control" an issuer if it owned 25% or more of its voting securities.

(2) All securities exempt from registration under the Securities Act of 1933, as amended and are deemed to be “restricted securities”.

(3) Acquisition date represents the initial purchase date of investment.

(4) Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(5) Country represents the principal country of risk where the investment has exposure.

(6) Variable rate investment.  Interest rate shown reflects the rate in effect at the reporting date.  Investment description includes the reference rate and spread.

(7) The fair value of CLO equity investments are classified as Level III investments.  See Note 3 "Investments" for further discussion.

(8) CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses.  The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment.  It is the Fund's policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.  The effective yield and investment cost may ultimately not be realized. As of December 31, 2023, the Fund's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 22.83%.

(9) Fair value includes the Fund's interest in fee rebates on CLO subordinated and income notes.

Reference Key:

SOFR         Secured Overnight Financing Rate

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statement of Operations
For the year ended December 31, 2023
(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$4,775,192
Other income	118,229
Total Investment Income	4,893,421

EXPENSES
Incentive fee (Note 4)	962,374
Management fee (Note 4)	462,447
Professional fees	426,548
Administration fees (Note 4)	279,211
Amortization of offering costs (Note 4)	158,110
Trustee fees	106,500
Transfer agent fees	42,291
Other expenses	189,377
Total Expenses	2,626,858

Expense support (Note 4)	(1,424,820)

Net Expenses	1,202,038

NET INVESTMENT INCOME	3,691,383

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	130,199
Net change in unrealized appreciation (depreciation) on investments	(91,023)
NET REALIZED AND UNREALIZED GAIN (LOSS)	39,176

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,730,559

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statements of Changes in Net Assets
(expressed in U.S. dollars, except share amounts)

	For the year ended December 31, 2023	For the period from June 1, 2022 (Commencement of Operations) through December 31, 2022
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$3,691,383	$650,250
Net realized gain (loss) on investments	130,199	1,668
Net change in unrealized appreciation (depreciation) on investments	(91,023)	(52,148)
Total net increase (decrease) in net assets resulting from operations	3,730,559	599,770

Distributions to shareholders:
Total earnings distributed	(2,401,908)	(104,403)
Distributions from tax return of capital	—	(480,820)
Total distributions to shareholders	(2,401,908)	(585,223)

Capital share transactions:
Proceeds from shares sold	32,544,606	13,314,437
Reinvestment of distributions resulting in the issuance of shares	1,360,921	544,914
Repurchase of shares	(60,866)	—
Total capital share transactions:	33,844,661	13,859,351

Total increase (decrease) in net assets	35,173,312	13,873,898
Net assets at beginning of period	13,973,898	100,000
Net assets at end of period	$49,147,210	$13,973,898

Capital share activity:
Shares sold	3,271,466	1,337,483
Shares sold pursuant to the Fund's distribution reinvestment plan	136,251	54,130
Repurchase of shares	(5,961)	—
Total increase (decrease) in capital share activity	3,401,756	1,391,613

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Statement of Cash Flows
For the year ended December 31, 2023
(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$3,730,559
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(30,744,937)
Proceeds from sales of investments and repayments of principal (1)	2,775,037
Net realized (gain) loss on investments	(130,199)
Net change in unrealized (appreciation) depreciation on investments	91,023
Amortization (accretion) of premiums or discounts on CLO debt securities	(11,748)
Change in assets and liabilities:
Interest receivable	(719,704)
Due from Adviser	(1,424,820)
Deferred offering costs	(308,599)
Prepaid expenses	(14,653)
Incentive fee payable	962,374
Management fee payable	462,446
Professional fees payable	(44,519)
Administration fees payable	(110,081)
Trustee fees payable	(8,875)
Due to affiliates	(71,498)
Transfer agent fees payable	(5,442)
Other expenses payable	4,748
Net cash provided by (used in) operating activities	(25,568,888)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders, net of change in distribution payable	(2,410,812)
Proceeds from shares sold	32,544,606
Reinvestment of distributions resulting in the issuance of shares	1,360,921
Repurchase of shares	(60,866)
Net cash provided by (used in) financing activities	31,433,849

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,864,961

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	77,106

CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,942,067

(1)   Proceeds from sales or maturity of investments includes $1,480,424 of return of capital on CLO equity investments from recurring cash flows.

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

1.	ORGANIZATION

Eagle Point Institutional Income Fund (the “Fund”) was formed as a Delaware statutory trust on October 22, 2021, and is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Fund may receive fee rebates from the CLO issuer. The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Fund commenced operations on June 1, 2022 and is offering its shares of beneficial interest (“Shares”) on a continuous basis at the applicable period end net asset value per share plus any applicable sales loads.

The Fund intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Fund and manages the investments of the Fund subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Fund (the “Administrator”).

The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries: EPIIF Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and EPIIF Sub II (Cayman) Ltd. (“Sub II”), a Cayman Islands exempted company. All intercompany accounts and transactions have been eliminated upon consolidation. As of December 31, 2023, Sub I and Sub II represented 1.14% and 1.37% of the Fund’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date.

See Note 3 “Investments” for further discussion relating to the Fund’s investments.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Fund does not believe it will ultimately be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Fund’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements.

Securities Transactions

The Fund records the purchase and sale of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the current policy. State registration fees are amortized over twelve months from the time of payment.

Offering Costs

Offering costs of the Fund are capitalized and amortized to expense over the twelve month period following such capitalization on a straight line basis. Since inception of the Fund, a portion of the offering costs incurred by the

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

Fund have been paid for by the Adviser, for which the Adviser has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s offering costs.

Organization Costs

Organizational costs of the Fund are expensed as incurred. Since inception, organizational costs incurred by the Fund have been paid for the by the Adviser, for which it has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s organizational costs.

Federal and Other Taxes

The Fund intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Fund has adopted November 30th as its fiscal tax year end. The Fund intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years. The Fund has analyzed its tax positions for the year ended December 31, 2023, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

For the year ended December 31, 2023, $284,821 was reclassified between aggregate distributable earnings (losses) and paid-in capital. This amount represents $158,110 of non-deductible offering costs and $126,711 of adjustments related to net operating losses and return of capital. This difference has no effect on net assets or net asset value per share.

For the tax year ended November 30, 2023, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended November 30, 2023

Undistributed ordinary income	$644,784

Capital loss carryforward	—

Net unrealized appreciation	148,514

As of the tax period ended November 30, 2023, the Fund does not have any short-term or long-term capital losses.

As of December 31, 2023, the Fund’s tax cost for federal income tax purposes was $41,231,554. Accordingly, accumulated net unrealized appreciation on investments held by the Fund was $148,514, consisting of $1,660,341 gross unrealized appreciation and $(1,511,827) gross unrealized depreciation.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

The following table summarizes the tax character of distributions to shareholders for the respective tax years. Tax information for the tax year ended November 30, 2023 is estimated and is not considered final until the Fund files its tax return.

Tax Year	Ordinary Dividend	Return of Capital
2023	$2,132,810	$—
2022	—	480,820

Depending on the level of taxable income earned in a tax year, the Fund is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S federal excise tax on such taxable income, as required. The fund has not accrued U.S. federal excise tax for the year ended December 31, 2023.

Distributions

The composition of distributions paid to shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to shareholders are recorded as a liability on ex-dividend date. If a shareholder opts-in to the Fund’s distribution reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Fund as of the payment date, pursuant to the DRIP. The Fund’s shareholders who choose not to participate in the DRIP generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Fund for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Fund.

For the year ended December 31, 2023, the Fund declared distributions to shareholders of $2,401,908 or $0.908 per share.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2023:

Investments at Fair Value	Level I	Level II	Level III	Total
CLO Debt	$—	$1,606,965	$—	$1,606,965
CLO Equity	—	—	39,773,103	39,773,103
Total Investments at Fair Value	$—	$1,606,965	$39,773,103	$41,380,068

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of December 31, 2023:

Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of December 31, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)

CLO Equity	$39,773,103	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 4.31%
			Annual Prepayment Rate (2) (3)	15% - 25%
			Reinvestment Spread	3.63% - 4.22% / 3.79%
			Reinvestment Price(2)	98.00% - 99.50%
			Recovery Rate	69.18% - 70.00% / 69.69%
			Expected Yield(4)	17.65% - 45.97% / 23.34%

(1)	Weighted average calculations are based on the fair value of investments.
(2)	A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3)	0% is assumed for defaulted and non-performing assets.
(4)	Represents yield based on fair value and projected future cash flow.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Fund’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 “Valuation of Investments”. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Fund’s fair value measurements as of December 31, 2023. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the year ended December 31, 2023:

CLO Equity

Balance as of January 1, 2023	$11,910,711

Purchases of investments	30,744,937

Proceeds from sales, maturity of investments or return of capital (1)	(2,775,037)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(107,508)

Balance as of December 31, 2023(2)	$39,773,103

Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2023	$(263,753)

(1)	Includes $1,480,424 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(2)	There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Consolidated Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Fund's portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Equity

The Adviser utilizes the output of a financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Fund’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Fund holds as of the reporting date.

Valuation of CLO Debt

The Fund’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such positions are considered Level II assets.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Fund is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Fund acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments typically involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Fund invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Fund invests. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of The Fund’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Fund may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While the Fund cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund, or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

Loan Accumulation Facilities Risk

The Fund may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund to credit and/or mark-to-market losses, and other risks.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Fund’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Fund’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Fund’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Fund as a CLO equity holder (as well as the cash flow the Fund receives on the Fund’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of the Fund’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant reference rate will increase the financing costs of CLOs.

Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Fund invests may continue to pay interest at a floating rate based on LIBOR (or a “synthetic” calculation of LIBOR which is currently expected to continue to be published until September 30, 2024) or may convert to a fixed rate of interest. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors (and, therefore, the Fund’s net investment income and portfolio returns) until such mismatch is corrected or minimized.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund's underlying obligors, the collateral managers of the CLOs in which the Fund invests (or managers of other securitized or pooled vehicles in which the Fund invests), or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Fund).

Illiquid Shares Risk

The Fund’s shares are not publicly traded and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. To provide shareholders with limited liquidity, the Fund intends to offer to repurchase shares from shareholders in each quarter in an amount up to 5% of the Fund’s net asset value, calculated as of the prior calendar quarter end. The Board has complete discretion to determine whether the Fund will engage in any share repurchase, and if so, the terms of such repurchase. An investment in the Fund is not suitable for investors that require short-term liquidity.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

4.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective February 11, 2022, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Fund will pay the Adviser a management fee and an incentive fee for its services.

Management fee

The management fee is calculated monthly and payable quarterly in arrears at an annual rate of 1.75% of the Fund’s “Managed Assets”, provided, that, if the Fund calculates its net asset value more frequently than monthly, the management fee shall be calculated on the same frequency as the net asset value is calculated. Managed Assets are defined as the Fund’s total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund was charged a management fee of $462,447 for the year ended December 31, 2023, and has a payable balance of $590,632 as of December 31, 2023. The payable balance includes $128,185 in management fees charged to the
Fund for the period from June 1, 2022 (commencement of operations) to December 31, 2022.

Incentive fee

The incentive fee is payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.

PNII, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Fund pays the Adviser an incentive fee with respect to the Fund’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Fund’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Fund’s PNII, if any, exceeding 2.50% in any calendar quarter. The Fund incurred incentive fees of $962,374 for the year ended December 31, 2023, and has a payable balance of $1,074,921 as of December 31, 2023. The payable balance includes $112,547 in incentive fees charged to the Fund for the period from June 1, 2022 to December 31, 2022.

Administration Agreement

Effective February 11, 2022, the Fund entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Fund’s required administrative services, which include being responsible for the financial records which the Fund is required to maintain and preparing reports which are disseminated to the Fund’s shareholders. In addition, the Administrator provides the Fund with accounting services, assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns, monitors the Fund’s compliance with tax laws and regulations, and prepares and assists the Fund with any audit of the financial statements by an independent public accounting firm. The Administrator is also responsible for managing the printing and disseminating reports to the Fund’s shareholders and maintaining the Fund’s website, providing support to investor relations, generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others, and providing such other administrative services as the Fund may designate from time to time.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and the Fund’s allocable portion of the compensation of any related support staff.  The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund relative to other matters. To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to UMB Fund Services, Inc. (“UMB”). The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the year ended December 31, 2023, the Fund was charged a total of $279,211 in administration fees consisting of $239,329 and $39,882, relating to services provided by the Administrator and UMB, respectively, which are included in the Consolidated Statement of Operations and, of which $58,939 was payable as of December 31, 2023.

Expense Limitation and Reimbursement Agreement

Effective February 11, 2022, the Fund and the Adviser entered into an expense limitation and reimbursement agreement (the “ELA”). Pursuant to the ELA, the Adviser may provide expense support by paying, directly or indirectly, the Fund’s operating expenses or waive fees due by the Fund to the Adviser or affiliates of the Adviser to the extent deems appropriate in the effort to limit expenses borne by the Fund. Expense support payments or fee waivers made by the Adviser may be subject to reimbursement from the Fund for up to three years after such expense support payment or waiver was made. Reimbursement to the Adviser must be approved by the Board prior to recoupment by the Adviser. For the year ended December 31, 2023, the Adviser provided expense support of $1,424,820, which is recorded on the Consolidated Statement of Assets and Liabilities under due from adviser.

The following amounts are subject to reimbursement by the Adviser by the following dates:

Period Ended	Expense Support Payments Due From Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Expense Support	Eligible to be Paid Through
June 30, 2022	$14,094	$—	$14,094	June 30, 2025
September 30, 2022	53,891	—	53,891	September 30, 2025
December 31, 2022	172,748	—	172,748	December 31, 2025
March 31, 2023	181,991	—	181,991	March 31, 2026
June 30, 2023	205,617	—	205,617	June 30, 2026
September 30, 2023	413,782	—	413,782	September 30, 2026
December 31, 2023	623,430	—	623,430	December 31, 2026
Total	$1,665,553	$—	$1,665,553

Organizational and Offering Expense Support and Reimbursement Agreement

Pursuant to the organizational and offering ("O&O") expense support and reimbursement agreement ("O&O Agreement") executed on February 11, 2022, the Fund may pay O&O expenses up to a limit of 1.50% of gross proceeds raised in the Fund’s offering of its shares. Through December 31, 2023, the Fund has incurred offering expenses of $466,709, of which $308,599 is a deferred asset in the Consolidated Statement of Assets and Liabilities, while $158,110 has been amortized to expense on the Consolidated Statement of Operations during the year ended December 31, 2023. In addition to offering expenses incurred by the Fund, the Adviser, on behalf of the Fund, paid O&O costs of approximately $2.1 million for the period from the Fund’s formation on October 22, 2021 to December 31, 2023. O&O expenses paid by the Adviser are subject to reimbursement by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement must be approved by the Board. As of December 31, 2023, the Adviser has not sought reimbursement for any O&O expenses it incurred.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

The following amounts may be subject to reimbursement by the Adviser by the following dates:

	O&O expenses paid by Adviser	Unreimbursed O&O expenses	Eligible to be paid through quarter ended
	$35,093	$35,093	December 31, 2024
	560,093	560,093	March 31, 2025
	351,412	351,412	June 30, 2025
	150,629	150,629	September 30, 2025
	227,336	227,336	December 31, 2025
	126,179	126,179	March 31, 2026
	324,003	324,003	June 30, 2026
	116,004	116,004	September 30, 2026
	238,725	238,725	December 31, 2026
Total	$2,129,474	$2,129,474

Exemptive Relief

On March 17, 2015, the SEC granted exemptive relief to the Adviser and its affiliates which permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Affiliated Ownership

As of December 31, 2023, the Adviser and senior investment team held an aggregate of 28.03% of the Fund’s shares.

5.	SHAREHOLDERS’ EQUITY

The Fund offers its shares on a continuous basis at the applicable period end net asset value per share plus any applicable sales load. The Fund’s authorized shares consist of 94,000,000 shares of beneficial interest.

For the year ended December 31, 2023, the Fund sold 3,271,466 shares for total net proceeds to the Fund of $32.5 million.

For the year ended December 31, 2023, the Fund issued 136,251 shares pursuant to the Fund’s distribution reinvestment plan for total net proceeds to the Fund of $1.4 million.

As of December 31, 2023, the Fund had 4,803,369 shares issued and outstanding.

Repurchases of Shares by the Fund

Subject to the Board’s discretion, the Fund conducts quarterly tender offers in accordance with the Fund’s share repurchase program in an amount up to 5% of the Fund’s net asset value. The Fund may extend multiple offers to repurchase shares in a quarter in an aggregate amount of 5% of the Fund’s net asset value. The following table summarizes the number of shares that were repurchased by the Fund for the year ended December 31, 2023:

Commencement Date	Valuation Date	Repurchase Price per Share	Shares Repurchased	Total Consideration for Repurchased Shares
December 1, 2022	December 30, 2022	$9.97	—	$—
March 1, 2023	March 31, 2023	9.81	—	—
May 31, 2023	June 30, 2023	9.70	—	—
September 1, 2023	September 29, 2023	10.21	5,961	60,866
			5,961	$60,866

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2023

6.	COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2023, the Fund has received support from the Adviser pursuant to the O&O Agreement and ELA which may be subject to reimbursement in the future. See Note 4 “Related Party Transactions” for further details. The Fund had no other unfunded commitments as of December 31, 2023.

7.

INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”) related to FASB ASC Topic 848 Reference Rate Reform– Facilitation of the Effects of Reference Rate Reform. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The Fund has fully adopted the provisions of ASU 2020-04, which did not have a material impact on the Fund’s consolidated financial statements and related disclosures.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) related to FASB ASC Topic 820, Fair Value Measurements - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The standard is effective for annual periods beginning after December 15, 2023, and should be applied prospectively. The Fund is currently evaluating the impact, if any, of applying ASU 2022-03.

9.	SUBSEQUENT EVENTS

Pursuant to the continuous offering, in the period from January 1, 2024 through February 1, 2024, the Fund issued shares for total net proceeds to the Fund of $5.5 million.

On January 19, 2024, the Fund accepted for payment total consideration of $138,377 related to the repurchase of 13,527 shares in accordance with the tender offer that commenced November 30, 2023.

On January 31, 2024, the Fund paid a distribution of $0.078 per share to shareholders of record as of January 29, 2024.

The Fund’s NAV per share as of January 31, 2024 was $10.37.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Financial Highlights

Per Share Data	For the year ended December 31, 2023	For the period from June 1, 2022 (Commencement of Operations) through December 31, 2022
Net asset value at beginning of period	$9.97	$10.00

Net investment income (1)	1.40	0.52

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1)(2)	(0.23)	(0.08)

Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	1.17	0.44

Distributions to shareholders from net investment income (3)	(0.91)	(0.08)

Distributions to shareholders from net realized gains on investments (3)	—	—

Distributions to shareholders from tax return of capital (3)	—	(0.38)

Total distributions declared to shareholders	(0.91)	(0.46)

Distributions to shareholders based on weighted average shares impact(4)	(0.00)	(0.01)

Total distributions to shareholders	(0.91)	(0.47)

Net asset value at end of period	$10.23	$9.97

Total net asset value return (5)	12.35%	4.30%

Shares outstanding at end of period	4,803,369	1,401,613

Ratios and Supplemental Data:

Net asset value at end of period	$49,147,210	$13,973,898
Ratio of expenses to average net assets, before expense support (6)	9.93%	9.62%
Ratio of expenses to average net assets, after expense support (7)	4.54%	6.35%
Ratio of net investment income to average net assets (7)	13.95%	10.34%
Portfolio turnover rate (8)	11.74%	4.63%

Footnotes to Financial Highlights:

(1)	Per share amounts are based on weighted average of shares outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.
(4)	Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.
(5)	Total return for the period from June 1, 2022 to December 31, 2022 is not annualized. Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.
(6)	Ratios for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 exclude expense limitation provided by the Adviser.
(7)	Ratios for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 reflect expense limitation provided by the Adviser.
(8)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Eagle Point Institutional Income Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Institutional Income Fund & Subsidiaries (the Fund), including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for the year then ended and the period from June 1, 2022 (Commencement of Operations) to December 31, 2022, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the year then ended and the period from June 1, 2022 to December 31, 2022. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and the period from June 1, 2022 to December 31, 2022, and the consolidated financial highlights for the year then ended and the period from June 1, 2022 to December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians, brokers and other counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since 2014.

New York, New York

February 27, 2024

2

Distribution Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by UMB Fund Services, Inc., or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distribution reinvestment. A request must be received by the Fund before the record date to be effective for that income distribution or capital gain distribution.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or additional information about the DRIP should be directed to UMB Fund Services, Inc., (866) 661-6615 or by mail: 235 West Galena Street, Milwaukee, Wisconsin 53212.

Additional Information

Management

Our Board of Trustees (the “Board”) is responsible for managing the Fund’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Fund’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

The trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Fund’s officers and trustees also are officers or managers of our Adviser and its affiliates. Each of our trustees also serves as a director of Eagle Point Credit Company Inc., Eagle Point Income Company Inc., and Eagle Point Enhanced Income Trust, each of which is a registered investment company for which our Adviser (or its affiliate) serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Trustees[2]
Thomas P. Majewski Age: 49	Trustee, Chief Executive Officer and Principal Executive Officer	Since inception[4]	Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014, Eagle Point Income Company Inc. since October 2018 and Eagle Point Enhanced Income Trust since August 2023.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc. and Eagle Point Enhanced Income Trust
James R. Matthews Age: 56	Trustee	Since inception[4]	Managing Director of Stone Point Capital LLC.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc. and Eagle Point Enhanced Income Trust
Independent Trustees
Scott W. Appleby Age: 59	Trustee	Since inception[4]	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc. and Eagle Point Enhanced Income Trust
Kevin F. McDonald Age: 57	Trustee	Since inception[4]

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc. and Eagle Point Enhanced Income Trust

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 62	Trustee	Since inception[4]	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc. and Eagle Point Enhanced Income Trust
Jeffrey L. Weiss Age: 62	Trustee	Since inception[4]	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc. and Eagle Point Enhanced Income Trust

[1]	The business address of each of our trustees is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

[2]	Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

[3]	Eagle Point Credit Company Inc., Eagle Point Income Company and Eagle Point Enhanced Income Trust are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of four investment companies in the same complex.

[4]	Each Trustee holds an indefinite term until the Trustee’s resignation, removal, or death.

The Fund’s registration statement and prospectus include additional information about our trustees. A copy of the prospectus is available free of charge at www.EPIIF.com or upon request by calling (866) 661-6615.

Officers

Information regarding our officers who are not trustees is as follows:

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 56	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since inception

Chief Financial Officer and Chief Operating Officer of Eagle Point Credit Company Inc. since July 2014, Eagle Point Income Company Inc. since October 2018, and Eagle Point Enhanced Income Trust since August 2023; Chief Financial Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since August 2014.

Nauman S. Malik Age: 43	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, and Eagle Point Enhanced Income Trust since August 2023; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Courtney B. Fandrick Age: 41	Secretary	Since inception

Secretary of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, and Eagle Point Enhanced Income Trust since August 2023; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020.

[1]	The business address of each of our officers is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund Form N-PORT is available without charge, upon request by calling (866) 6610-6615, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Tax Information

For the tax year ended November 30, 2023, the Fund recorded distributions on our shares of beneficial interest equal to $0.905 per share or $2.1 million.

Proxy Voting Records

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Institutional Income Fund and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team (866) 661-6615.

We will review this policy from time to time and may update it at our discretion.

*                          *                          *

End of Annual Report. Back Cover Follows.

EAGLE POINT
INSTITUTIONAL INCOME

Eagle Point Institutional Income Fund

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(866) 661 6615

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street
Milwaukee, WI 53212
(866) 661 6615

www.EPIIF.com

© Eagle Point Institutional Income Fund. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Institutional Income Fund (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2023 were $149,999 and $127,251, respectively.
(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years December 31, 2022 and December 31, 2023 were $0 and $0, respectively.
(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2022 and December 31, 2023 were $50,000 and $96,162, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.
(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2022 and December 31, 2023 were $0 and $0, respectively.
(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.
(f)	Not Applicable.
(g)	For the fiscal years ended December 31, 2022 and December 31, 2023, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $63,000 and $96,162, respectively. These fees were for the services rendered in connection with the tax compliance, tax advice, tax planning, and filing of registration statements during the period for the registrant. These fees exclude any fees paid by Eagle Point Income Management LLC and Eagle Point Enhanced Income Management LLC.
(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.(i) Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	Not applicable.
(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the Company’s report to shareholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s shareholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s shareholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2023.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common shareholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s trustees who have no financial interest in the transaction and a majority of the registrant’s trustees who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012). Mr. Majewski is the Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”) and oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.
Mr. Majewski has over 28 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns, and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.
Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; and trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust.
Mr. Majewski holds a BS in Accounting from Binghamton University.
Daniel W. Ko, Principal and Portfolio Manager (Since December 2012). Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.
Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.
Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013). Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.
Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2023. Among the accounts listed below, two of the “Registered Investment Companies” (with total assets of $1,005.2), eight of the “Other Pooled Investment Vehicles” (with total assets of $2,645.3) and 32 of the “Other Accounts” (with total assets of $2,072) are subject to a performance fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	3	$1,248.9	13	$3,283.8	61	$5,265.2
Daniel W. Ko	3	$1,248.9	13	$3,283.8	61	$5,265.2
Daniel M. Spinner	3	$1,248.9	13	$3,283.8	61	$5,265.2

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of December 31, 2023. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	None
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$50,001 – $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2023.

Item 13. Exhibits

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INSTITUTIONAL INCOME FUND

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	February 28, 2024

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)

Date:	February 28, 2024